SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of October 19, 2005, by and among Radiate Research, Inc., a Canadian Federal corporation (the "Company"), and the subscribers identified on the signature page hereto (each a "Subscriber" and collectively "Subscribers").

         WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon one or more of the exemptions from securities registration afforded by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "U.S. 1933 Act").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase up to $105,000 (the "Purchase Price") of shares of the Company's common stock, no par value (the "Common Stock") at a per share purchase price equal to $0.075 ("Purchase Price"); and share purchase warrants (the "Warrants"), in the forms attached hereto as Exhibit A and Exhibit B, to purchase shares of Common Stock (the "Warrant Shares"). $21,000 of the Purchase Price shall be payable on the Initial Closing Date ("Initial Closing Purchase Price"). $84,000 of the Purchase Price will be payable within five (5) business days after the actual filing ("Actual Filing Date") of the Registration Statement as defined in
Section 11.1 of this Agreement ("Second Closing Purchase Price"). The shares of Common Stock (the "Shares"), the Warrants and the Warrant Shares are collectively referred to herein as the "Securities" and the offering and sale of the Securities is referred to herein as the "Offering."; and

         WHEREAS, the aggregate proceeds of the sale of the Shares and the Warrants contemplated hereby shall be held in escrow and paid out pursuant to the terms of a Funds Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit C (the "Escrow Agreement").

         NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

         1. Initial Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Initial Closing Date, each Subscriber shall purchase and the Company shall sell to each Subscriber Shares and Warrants in the amount designated on the signature page hereto ("Initial Closing Shares and Warrants"). The aggregate amount of the Shares and Warrants to be purchased by the Subscribers on the Initial Closing Date shall, in the aggregate, be equal to the Initial Closing Purchase Price. The Initial Closing Date shall be the date that subscriber funds representing the net amount due the Company from the Initial Closing Purchase Price of the Offering is transmitted by wire transfer or otherwise to or for the benefit of the Company.

         2. Second Closing.

                  (a) Second Closing. The closing date in relation to the Second Closing Purchase Price shall be the fifth (5th) business day after the Actual Filing Date (the "Second Closing Date"). Subject to the satisfaction or waiver of the terms and conditions of this Agreement on the Second Closing Date, each Subscriber shall purchase and the Company shall sell to each Subscriber Shares and Warrants in the amount designated on the signature page hereto ("Second Closing Shares and Warrants"). The aggregate Purchase Price of the Second Closing Shares and Warrants for all Subscribers shall be equal to the Second Closing Purchase Price. The Second Closing Shares and Warrants shall be identical to the Shares and Warrants issuable on the Initial Closing Date except that the number of Shares and Warrants issued shall be equitably adjusted to offset the effect of stock splits, stock dividends, pro rata distributions of property or equity interests to the Company's shareholders after the Initial Closing Date.

                  (b) Conditions to Second Closing. The occurrence of the Second Closing is expressly contingent on (i) the truth and accuracy, on the Effective Date, Actual Filing Date and the Second Closing Date of the representations and warranties of the Company and Subscriber contained in this Agreement, (ii) continued compliance with the covenants of the Company set forth in this Agreement, (iii) the non-occurrence of any Event of Default (as defined in the Shares and Warrants) or other default by the Company of its obligations and undertakings contained in this Agreement, (iv) the delivery on the Second Closing Date of Second Closing Shares and Warrants, and (v) the delivery of the Second Closing Warrants for which the Shares issuable upon exercise have been included in the Registration Statement which must be filed as of the Second Closing Date. The exercise prices of the Warrants issuable on the Second Closing Date shall be adjusted to offset the effect of stock splits, stock dividends, pro rata distributions of property or equity interests to the Company's shareholders after the Initial Closing Date.

                  (c) Second Closing Deliveries. On the Second Closing Date, the Company will deliver the Second Closing Shares and Second Closing Warrants to the Escrow Agent and each Subscriber will deliver his portion of the respective Purchase Price to the Escrow Agent. On the Second Closing Date, the Company will deliver a certificate ("Second Closing Certificate") signed by its chief executive officer or chief financial officer (i) representing the truth and accuracy of all the representations and warranties made by the Company contained in this Agreement, as of the Initial Closing Date, the Actual Filing Date, and the Second Closing Date, as if such representations and warranties were made and given on all such dates, (ii) adopting the covenants and conditions set forth in Sections 9,10,11, and 12 of this Agreement in relation to the Second Closing Shares and Second Closing Warrants,
         (iii) representing the timely compliance by the Company with the Company's registration requirements set forth in Section 11 of this Agreement, and (iv) certifying that an Event of Default has not occurred. A legal opinion nearly identical to the legal opinion referred to in Section 6 of this Agreement shall be delivered to each Subscriber at the Second Closing in relation to the Company, Second Closing Shares, and Second Closing Warrants ("Second Closing Legal Opinion"). The Second Closing Legal Opinion must also state that all of the Registrable Securities have been included for registration in a registration statement as of the Actual Filing Date and Second Closing Date.

         3. Warrants.

                  (a) A Warrants. On each Closing Date the Company will issue and deliver Warrants to the Subscribers. Class A Warrant will be issued in the amount designated on the signature page hereto. The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a Class A Warrant shall be $.075. The Class A Warrants shall be exercisable until three (3) years after the Closing Date. The Warrants will be subject to Call by the Company as described in Exhibit A.

                  (b) B Warrants. On each Closing Date the Company will issue Class B Warrants to the Subscribers. Class B Warrants will be issued in the amount designated on the signature page hereto. The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a Class B Warrant shall be $.075. The Class B Warrants shall be exercisable until three (3) days. The B Warrants will be subject to Call as described in Exhibit B hereto.

         4. Subscriber's Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

                  (a) Information on Company. The Subscriber has received in writing from the Company such information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

                  (b) Information on Subscriber. The Subscriber is, and will be at the time of the conversion of the Shares and exercise of any of the Warrants, an "accredited investor", as such term is defined in Rule 501 of Regulation D and a "Non-U.S. Person" as such term is defined in Rule 902(k) of Regulation S, both promulgated by the Commission under the U.S. 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

                  (c) Purchase of Common Stock and Warrants. On each Closing Date, the Subscriber will purchase the Shares and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

                  (d) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the U.S. 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the U.S. 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the U.S. 1933 Act or any applicable state securities laws or is exempt from such registration.

                  (e) Shares Legend. The Shares and the Warrant Shares shall bear the following or similar legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RADIATE RESEARCH, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (f) Warrants Legend. The Warrants shall bear the following or similar legend:

                  "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RADIATE RESEARCH, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."


                  (g) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                  (h) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

                  (i) Restricted Securities. Subscriber understands that the Securities have not been registered under the U.S. 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless (i) pursuant to an effective registration statement under the U.S. 1933 Act, (ii) such Subscriber provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that a sale, assignment or transfer of the Securities may be made without registration under the U.S. 1933 Act, or (iii) Subscriber provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the Shares or the Warrant Shares, as the case may be, can be sold pursuant to (A) Rule 144 promulgated under the U.S. 1933 Act, (B) Rule 144(k) promulgated under the U.S. 1933 Act, of
         (C) Regulation S promulgated under the U.S. 1933 Act, in each case following the applicable holding period set forth therein. Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an "accredited investor" under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement.

                  For the purposes of this Agreement, an "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. For purposes of this definition, "control" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  (j) No United States Governmental Review. Each Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  (k) No Canadian Governmental Review. Each Subscriber understands that no Canadian federal or provincial agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  (l) No Prior Short Selling. Each Subscriber represents and warrants to the Company that as of the date the Subscriber became aware of the offering of the Securities, such Subscriber and such Subscriber's Affiliates have not, directly or indirectly had any (i) "short" position (as such term is employed in Rule 3b-3 of the Securities and Exchange Act of 1934) in the Common Stock, or (ii) a hedged position which would establish a net short position with respect to the Common Stock.

                  (m) Correctness of Representations. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to each Closing Date shall be true and correct as of each Closing Date.

                  (n) Survival. The foregoing representations and warranties shall survive the Second Closing Date for a period of two years.

         3. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that:

                  (a) Due Incorporation. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purpose of this Agreement, a "material adverse effect" shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken as a whole.

                  (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable.

                  (c) Authority; Enforceability. This Agreement, the Shares, the Warrants, the Escrow Agreement and any other agreements delivered together with this Agreement or in connection herewith (collectively "Transaction Documents") have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

                  (d) Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company except as described on Schedule 3(d).

                  (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, the National Association of Securities Dealers, Inc. ("NASD"), Pink Sheets LLC ("Pink Sheets") or the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.

                  (f) No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 6 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

                           (i) violate, conflict with, result in a breach of, or
                  constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its subsidiaries or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates or subsidiaries is a party, by which the Company or any of its Affiliates or subsidiaries is bound, or to which any of the properties of the Company or any of its Affiliates or subsidiaries is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates or subsidiaries is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect on the Company; or

                           (ii) result in the creation or imposition of any
                  lien, charge or encumbrance upon the Securities or any of the assets of the Company, its subsidiaries or any of its Affiliates; or

                           (iii) result in the activation of any anti-dilution
                  rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

                           (iv) result in the activation of any piggy-back
                  registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

                  (g) The Securities. The Securities upon issuance:

                           (i) are, or will be, free and clear of any security
                  interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the U.S. 1933 Act and any applicable state securities laws;

                           (ii) have been, or will be, duly and validly
                  authorized and on the date of conversion of the Shares and upon exercise of the Warrants, the Shares and Warrant Shares will be duly and validly issued, fully paid and non-assessable (and if registered pursuant to the U.S. 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that each Subscriber complies with the prospectus delivery requirements of the U.S. 1933 Act);

                           (iii) will not have been issued or sold in violation
                  of any preemptive or other similar rights of the holders of any securities of the Company; and

                           (iv) will not subject the holders thereof to personal
                  liability by reason of being such holders.

                  (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Other Written Information, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect on the Company.

                  (i) Not a Reporting Company. The Company is a privately-held company that is not subject to reporting obligations pursuant to
         Section 13 of the Securities Exchange Act of 1934, as amended (the "U.S. 1934 Act") and does not have a class of common shares registered pursuant to Section 12(g) of the U.S. 1934 Act. Pursuant to the provisions of the U.S. 1934 Act, the Company is not required to file reports or other materials with the Commission during the preceding twelve months.

                  (j) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

                  (k) Information Concerning Company. The Other Written Information contains all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Other Written Information, and except as modified in the Other Written Information or in the Schedules hereto, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Other Written Information. The Other Written Information do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

                  (l) Stop Transfer. Prior to the Effective Date, the Securities, when issued, will be restricted securities. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

                  (m) Defaults. Except as described on Schedule 3(m), the Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect on the Company, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect on the Company.

                  (n) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the U.S. 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the NASD or Pink Sheets. Nor will the Company or any of its Affiliates or subsidiaries take any action or steps that would cause the offer of the Securities to be integrated with other offerings. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.

                  (o) No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the U.S. 1933
         Act) in connection with the offer or sale of the Securities.

                  (p) Listing. The Company's common stock is not quoted on the OTC Bulletin Board or Pink Sheets. The Company has not received any oral or written notice that its common stock is not eligible nor will become ineligible for quotation on the OTC Bulletin Board or Pink Sheets nor that its common stock does not meet all requirements for such quotation and the Company satisfies all the requirements for the quotation of its common stock on the OTC Bulletin Board or Pink Sheets.

                  (q) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Other Written Information, other than those incurred in the ordinary course of the Company's businesses since May 31, 2005 and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect other than as set forth in Schedule 3(q).

                  (r) No Undisclosed Events or Circumstances. Since May 31, 2005, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Other Written Information.
(s) Capitalization. The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date are set forth on Schedule 3(s). Except as set forth in the Other Written Information and Schedule 3(d), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.
(t) Dilution. The Company's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company's equity or rights to receive equity of the Company.
The board of directors of the Company has concluded,
         in its good faith business judgment, that the issuance of the Securities is in the best interests of the Company. The
         Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Shares, and the Warrant
         Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the
         Company.
(u) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

                  (v) Investment Company. The Company is not an Affiliate of an "investment company" within the meaning of the U.S. Investment Company Act of 1940, as amended.

                  (w) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to each Closing Date, shall be true and correct in all material respects as of each Closing Date.

                  (x) Survival. The foregoing representations and warranties shall survive the Second Closing Date for a period of two years.

         6. (a) Exempt Offering - United States. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the U.S. 1933 Act including Section 4(2) and Section 4(6) of the U.S. 1933 Act, Rule 506 of Regulation D and Rule 903 of Regulation S promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of an exemption from registration under the U.S. 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers. A form of the legal opinion is annexed hereto as Exhibit D. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the issuance and resale of the Common Stock issuable upon conversion of the Shares and exercise of the Warrants.

         (b) Exempt Offering - Canada. The Securities of the Company offered pursuant to this Agreement are being privately offered to purchasers who are "accredited Investors," pursuant to prospectus and registration exemptions and requirements of Rule 45-501 implemented by the Ontario Securities Commission, and revised multilateral instrument 45-103 implemented by the regulatory authorities in Alberta, British Columbia, Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Prince Edward Island and Saskatchewan. This Agreement is restricted to "accredited investors" for units under such securities legislation.


         7. Exercise of Warrants. The Warrants shall be exercisable by the Subscribers as Described in Exhibit A and Exhibit B respectively.

         8. Finder/Legal Fees and Audit Fees.

                  (a) Finder's Fee. The Company on the one hand, and each Subscriber (for himself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees other than the finder identified on Schedule 8 hereto (each a "Finder") on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions.

                  (b) Legal Fees. The Company shall pay to David M. Dobbs, P.C. a fee of $30,000 ("Legal Fees") to cover Registration Expenses described in Section 11.5. Ten Thousand Dollars ($10,000) will be payable on the Initial Closing Date, $10,000 shall be payable on the Second Closing Date, and $10,000 will be paid on the Effective Date. Such portions of the Legal Fees will be payable out of funds held pursuant to the Escrow Agreement.

                  (c) Audit Fees. The Company shall pay to Malone & Bailey, PC, Registered Certified Public Accountants, a fee of $10,000 ("Audit Fee") to audit the financial statements of the Company. The Audit Fee will be payable on the Initial Closing Date out of funds held pursuant to the Escrow Agreement.

         9. Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

                  (a) Stop Orders. The Company will advise the Subscribers, promptly after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

                  (b) Listing. The Company shall promptly secure the listing of the shares of Common Stock and the Warrant Shares upon each national securities exchange, or automated quotation system upon which they are or become eligible for listing (subject to official notice of issuance) and shall maintain such listing so long as any Warrants are outstanding. The Company will maintain the listing of its Common Stock on the American Stock Exchange, Nasdaq SmallCap Market, Nasdaq National Market System, OTC Bulletin Board, Pink Sheets, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market")), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the Bulletin Board will be the Principal Market.

                  (c) Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

                  (d) Reporting Requirements. From the date of this Agreement and until the sooner of (i) two (2) years after the Second Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company will (v) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the U.S. 1934 Act, (x) comply in all respects with its reporting and filing obligations under the U.S. 1934 Act, (y) comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to
         Section 12(b) or 12(g) of the U.S. 1934 Act, as applicable, and (z) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the U.S. 1933 Act or the U.S. 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until two (2) years after the Second Closing Date. Until the earlier of the resale of the Common Stock and the Warrant Shares by each Subscriber or two (2) years after the Warrants have been exercised, the Company will use its best efforts to continue the listing or quotation of the Common Stock on the Principal Market or other market with the reasonable consent of Subscribers holding a majority of the Shares and Warrant Shares, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

                  (e) Use of Proceeds. The Company undertakes to use the proceeds of the Subscribers' funds for the purposes set forth on
         Schedule 9(e) hereto. Except as set forth on Schedule 9(e), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding redeemable Shares or equity instruments of the Company nor non-trade obligations outstanding on the Closing Date.

                  (f) Reservation. Prior to the Closing Date, the Company undertakes to reserve, pro rata, on behalf of each holder of Shares or Warrant, from its authorized but unissued common stock, a number of common shares equal to one hundred percent (100%) of the amount of Common Stock necessary to allow each holder of Shares to be able to convert all such outstanding Shares and interest and reserve the amount of Warrant Shares issuable upon exercise of the Warrants. Failure to have sufficient shares reserved pursuant to this Section 10(f) for three (3) consecutive business days or ten (10) days in the aggregate shall be a material default of the Company's obligations under this Agreement.

                  (g) Taxes. From the date of this Agreement and until the sooner of (i) two (2) years after the Second Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

                  (h) Insurance. From the date of this Agreement and until the sooner of (i) two (2) years after the Second Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than one hundred percent (100%) of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

                  (i) Books and Records. From the date of this Agreement and until the sooner of (i) two (2) years after the Second Closing Date, or
         (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

                  (j) Governmental Authorities. From the date of this Agreement and until the sooner of (i) two (2) years after the Second Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

                  (k) Intellectual Property. From the date of this Agreement and until the sooner of (i) two (2) years after the Second Closing Date, or
         (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

                  (l) Properties. From the date of this Agreement and until the sooner of (i) two (2) years after the Second Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

                  (m) Confidentiality/Public Announcement. From the date of this Agreement and until the sooner of (i) two (2) years after the Second Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company agrees that except in connection with a Form 8-K or the Registration Statement, it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by a Subscriber or only to the extent required by law and then only upon five days prior notice to Subscriber. In any event and subject to the foregoing, the Company undertakes to file a Form 8-K or make a public announcement describing the Offering not later than the first business day after each Closing Date. In the Form 8-K or public announcement, the Company will specifically disclose the amount of common stock outstanding immediately after each Closing. A form of the proposed Form 8-K or public announcement to be employed in connection with each Closing Date is annexed hereto as Exhibit E.

                  (n) Further Registration Statements. Except for a registration statement filed on behalf of the Subscribers pursuant to Section 11 of this Agreement or in connection with the securities identified on
         Schedule 11.1 hereto, the Company will not file any registration statements, including but not limited to Form S-8, with the Commission or with state regulatory authorities without the consent of the Subscriber until one hundred and eighty (180) days after the Actual Filing Date during which such Registration Statement shall have been current and available for use in connection with the public resale of the Shares and Warrant Shares ("Exclusion Period").

                  (o) Issuance of Common Stock. If at any time after the Initial Closing until 180 days after the Second Closing Date, the Company shall issue, or agree to issue, shares of Common Stock, other than shares of Common Stock issued upon exercise of then outstanding Warrants, without the written consent of a majority of the Subscribers, then the Company shall issue ratably to the Subscribers the number of shares of Common Stock equal to four hundred percent (400%) of the number of shares issued or agreed to be issued.

                  (p) Issuance of Other Securities. If, at any time after the Initial Closing the Company shall issue any securities which are convertible into or exchangeable for Common Stock ("Convertible Securities"), either (i) at a conversion or exchange rate based on a discount from the market price of the Common Stock at the time of conversion or exercise or (ii) with a fixed conversion or exercise price less than the Purchase Price, then, at the Holder's option: (x) in the case of clause (i), the Purchase Price in respect of any Common Stock after such issuance shall be calculated utilizing the greatest discount applicable to any such Convertible Securities, to the extent such calculation would result in a lower Purchase Price; and (y) in the case of clause (ii), the Purchase Price will be reduced to such lesser conversion or exercise price, to the extent that this would result in a lower Purchase Price.

                  (q) Blackout. The Company undertakes and covenants that until the first to occur of (i) the end of the Exclusion Period, or (ii) until all the Shares and Warrant Shares have been resold pursuant to a registration statement or Rule 144, the Company will not enter into any acquisition, merger, exchange or sale or other transaction that could have the effect of delaying the effectiveness of any pending registration statement or causing an already effective registration statement to no longer be effective or current for a period of fifteen
         (15) or more days.

                  (r) Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to receive such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         10. Covenants of the Company and Subscriber Regarding Indemnification.

                  (a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, Affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

                  (b) Each Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, Affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder, or any other agreement entered into by the Company and Subscribers, relating hereto.

                  (c) In no event shall the liability of any Subscriber or permitted successor hereunder or under any other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of Registrable Securities (as defined herein).

                  (d) The procedures set forth in Section 11.6 shall apply to the indemnification set forth in Sections 10(a) and 10(b) above.

                  11.1. Registration Rights. The Company shall file with the Commission not later than forty-five (45) days after the Closing Date (the "Filing Date"), and cause to be declared effective within one hundred and twenty (120) days after the Closing Date (the "Effective Date"), a Form F-1 registration statement (the "Registration Statement") (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the U.S. 1933 Act. The Company will register not less than a number of shares of common stock in the aforedescribed registration statement that is equal to 100% of the Shares issuable upon conversion of the Shares and all of the Warrant Shares issuable pursuant to this Agreement. The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber and Warrant holder, pro rata, and not issued, employed or reserved for anyone other than each such Subscriber and Warrant holder. The Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. Without the written consent of the Subscriber, no securities of the Company other than the Registrable Securities will be included in the Registration Statement except as disclosed on Schedule 11.1. It shall be deemed a Non-Registration Event if at any time after the Actual Filing Date the Company has registered for unrestricted resale on behalf of the Subscriber fewer than 100% of the amount of Common Shares issuable upon full conversion of all sums due under the Shares and 100% of the Warrant Shares issuable upon exercise of the Warrants.

         11.2. Registration Procedures. The Company will, as expeditiously as possible:

                  (a) subject to the timelines provided in this Agreement, prepare and file with the Commission a registration statement required by Section 11, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify Subscribers and Loughran & Co, 38 Hertford Street, London W1Y 7TG (by telecopier 011 44 207 355 4975 and by email to PLoughran@loughranandco.com)) within two (2) hours of (i) notice that the Commission has no comments or no further comments on the Registration Statement, and (ii) the declaration of effectiveness of the registration statement, (failure to timely provide notice as required by this Section 11.2(g) shall be a material breach of the Company's obligation and an Event of Default as defined in the Shares);

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of two (2) years, and comply with the provisions of the U.S. 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to the Sellers, at the Company's expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

                  (d) use its best efforts to register or qualify the Sellers' Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Sellers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) if applicable, list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                  (f) immediately notify the Sellers when a prospectus relating thereto is required to be delivered under the U.S. 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

                  (g) provided same would not be in violation of the provision of Regulation FD under the U.S. 1934 Act, make available for inspection by the Sellers, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement.

         11.3. Provision of Documents. In connection with each registration described in this Section 11, each Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

         11.4. Non-Registration Events. The Company and the Subscribers agree that the Sellers will suffer damages if the Registration Statement is not filed by the Filing Date and not declared effective by the Commission by the Effective Date, and maintained in the manner and within the time periods contemplated by
Section 11 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement is not filed on or before the Filing Date, (ii) is not declared effective on or before the sooner of the Effective Date, or within three (3) business days of receipt by the Company of a written or oral communication from the Commission that the Registration Statement will not be reviewed or that the Commission has no further comments, or (iii) any registration statement described in Section 11.1 is filed and declared effective but shall thereafter cease to be effective (without being succeeded within fifteen (15) business days by an effective replacement or amended registration statement) for a period of time which shall exceed 30 days in the aggregate per year (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) or more than 20 consecutive days (each such event referred to in clauses (i), (ii), (iii) and (iv) of this Section 11.4 is referred to herein as a "Non-Registration Event"), then the Company shall deliver to the holder of Registrable Securities, as Liquidated Damages, an amount equal to one and one-half percent (1.5%) for each thirty days or part thereof during the initial sixty (60) days of the pendency of such Non-Registration Event and two percent (2%) for each thirty
(30) days or part thereof, thereafter of the Purchase Price of the Shares owned of record by such holder which are subject to such Non-Registration Event. Liquidated Damages accruing pursuant to a Non-Registration Event described in
Section 11.4(ii) which is cured within thirty (30) days shall be waived, and such Non-Registration Event shall be deemed not to have occurred. The Company must pay the Liquidated Damages in cash within ten (10) days after the end of each thirty (30) day period or shorter part thereof for which Liquidated Damages are payable. In the event a Registration Statement is filed by the Filing Date but is withdrawn prior to being declared effective by the Commission, then such Registration Statement will be deemed to have not been filed.

         11.5. Expenses. All expenses incurred by the Company in complying with
Section 11, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fee of one counsel for all Sellers (in an amount not to exceed $30,000) are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any additional counsel to the Seller, are called "Selling Expenses." The Company will pay all Registration Expenses in connection with the registration statement under Section 11. Selling Expenses in connection with each registration statement under Section 11 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

         11.6. Indemnification and Contribution.

                  (a) In the event of a registration of any Registrable Securities under the U.S. 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the U.S. 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the U.S. 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the U.S. 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 11.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

                  (b) In connection with registration of the Registrable Securities under the U.S. 1933 Act pursuant to Section 11, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the U.S. 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the U.S. 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the U.S. 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the U.S. 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities covered by such registration statement.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 11.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 11.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 11.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) In order to provide for just and equitable contribution in the event of joint liability under the U.S. 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 11.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section
         11.6 provides for indemnification in such case, or (ii) contribution under the U.S. 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 11.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and
         (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the U.S. 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         11.7. Delivery of Unlegended Shares.

                  (a) Within five (5) business days (such fifth (5th) business day being the "Unlegended Shares Delivery Date") after the business day on which the Company has received (i) a notice that Registrable Securities have been sold either pursuant to the Registration Statement or Rule 144 under the U.S. 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and/or Subscriber's broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver, to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 6(e) above, issuable pursuant to any effective and current Registration Statement described in
         Section 11 of this Agreement or pursuant to Rule 144 under the U.S. 1933 Act (the "Unlegended Shares"); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the unsold shares of Common Stock, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date. Transfer fees shall be the responsibility of the Seller.

                  (b) In lieu of delivering physical certificates representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime Broker with DTC through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

                  (c) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 11 hereof later than two business days after the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this
         Section 11.7 for an aggregate of thirty (30) days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Shares and Warrant Shares subject to such default at a price per share equal to 130% of the Purchase Price of such Common Stock and Warrant Shares. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

                  (d) In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement, within seven (7) business days after the Unlegended Shares Delivery Date and the Subscriber purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber was entitled to receive from the Company (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

                  (e) In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 11.7(e) and the Company is required to deliver such Unlegended Shares pursuant to Section 11.7(e), the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares or exercise of all or part of said Warrant shall have been sought and obtained and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 130% of the amount of the aggregate purchase price of the Common Stock and Warrant Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber's favor.

         12. (a) Right of First Refusal. Until the Registration Statement has been effective for the public resale of the Shares and Warrant Shares for two hundred and twenty (220) days, the Subscribers shall be given not less than seven (7) business days prior written notice of any proposed sale by the Company of its common stock or other securities or debt obligations, except in connection with (i) employee stock options or compensation plans, (ii) as full or partial consideration in connection with any merger, consolidation or purchase of substantially all of the securities or assets of any corporation or other entity, or (iii) as has been described in the Other Written Information filed with the Commission or delivered to the Subscribers prior to the Closing Date (collectively "Excepted Issuances"). The Subscribers who exercise their rights pursuant to this Section 14(a) shall have the right during the seven (7) business days following receipt of the notice to purchase such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other as their purchase of Shares in the Offering. No additional Finder's Fees will be payable as a result of such transaction. In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the original notice period or for a period of seven (7) business days following the notice of modification, whichever is longer, to exercise such right.

         (b) Offering Restrictions. From the date of this Agreement and until the end of the Exclusion Period, except in connection with the Excepted Issuances, or the unsold portion of the Offering, the Company will not enter into any agreement to, nor issue any equity, convertible debt or other securities convertible into common stock without the prior written consent of the Subscribers, which consent may be withheld for any reason.

         (c) Favored Nations Provision. Other than the Excepted Issuances, if at any time Shares are outstanding, if the Company shall offer, issue or agree to issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding at any time prior to a Closing Date) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Purchase Price, without the consent of each Subscriber holding Shares and/or Shares, then the Company shall issue, for each such occasion, additional shares of Common Stock to each Subscriber so that the average per share purchase price of the shares of Common Stock issued to the Subscriber (of only the Common Stock or Warrant Shares still owned by the Subscriber) is equal to such other lower price per share and the Purchase Price shall automatically be reduced to such other lower price per share. The delivery to the Subscriber of the additional shares of Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock. The Subscriber is granted the registration rights described in Section 11 hereof in relation to such additional shares of Common Stock except that the Filing Date and Effective Date vis-a-vis such additional common shares shall be, respectively, the sixtieth (60th) and one hundred and twentieth (120th) date after the closing date giving rise to the requirement to issue the additional shares of Common Stock. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon the issuance of such convertible security, warrant, right or option and again upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then Purchase Price. The rights of the Subscriber set forth in this Section 14 are in addition to any other rights the Subscriber has pursuant to this Agreement and any other agreement referred to or entered into in connection herewith.

         (d) Maximum Exercise of Rights. In the event the exercise of the rights described in Sections 14(a) and 14(c) would result in the issuance of an amount of common stock of the Company that would exceed the maximum amount that may be issued to a Subscriber calculated in the manner described in Section 9.3 of this Agreement, then the issuance of such additional shares of common stock of the Company to such Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such common stock without exceeding the maximum amount set forth calculated in the manner described in
Section 9.3 of this Agreement. The determination of when such common stock may be issued shall be made by each Subscriber as to only such Subscriber.

         13. Miscellaneous.

                  (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be
         (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective
         (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Radiate Research, Inc., 300 March Road, Suite 444, Kanata, Ontario K3K 2E2 Canada, Telephone: (613) 599-9108, Attn: Micah Grinstead, President and Chief Executive Officer, telecopier: (613) 599-8067, with a copy by telecopier only to: Sonfield & Sonfield, Attorneys at Law, 770 South Post Oak Lane, Houston, Texas 77056, (by telecopier: 713-877-1547 and by email to Robert@Sonfield.com), (ii) if to the Purchasers, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto, with an additional copy by telecopier only to: James Loughran, Esq., Loughran & Co, 38 Hertford Street, London W1Y 7TG (by telecopier 011 44 207 355 4975 and by email to JLoughran@loughranandco.com), and (iii) if to the Finder, to: the one or more addresses and telecopier numbers indicated on Schedule 8 hereto.

                  (b) Closing. The consummation of the transactions contemplated herein shall take place at the offices of Sonfield & Sonfield, 770 South Post Oak Lane, Houston, Texas 77056, upon the satisfaction of all conditions to Closing set forth in this Agreement. Each of the Initial Closing Date and Second Closing Date is referred to as a "Closing Date".

                  (c) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

                  (d) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

                  (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                  (f) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 15(e) hereof, each of the Company, Subscriber and any signator hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                  (g) Independent Nature of Subscribers. The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Subscriber in the F-1 Registration Statement and (ii) review by, and consent to, such Registration Statement by a Subscriber) shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

               SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT (A)


         Please acknowledge your acceptance of the foregoing Securities Purchase Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                      RADIATE RESEARCH, INC.
                                      a Canadian Federal corporation



                                      By:_________________________________
                                         Name:
                                         Title:

                                     Dated: October _____, 2005


--------------------------------------------- -------------------- -------------------- ------------------- -------------------
SUBSCRIBER                                    INITIAL CLOSING      WARRANTS ISSUABLE    SECOND CLOSING      WARRANTS ISSUABLE
                                              SHARES (INITIAL      ON INITIAL CLOSING   SHARES (SECOND      ON SECOND CLOSING
                                              CLOSING PURCHASE     DATE                 CLOSING PURCHASE    DATE
                                              PRICE)                                    PRICE)
--------------------------------------------- -------------------- -------------------- ------------------- -------------------
BAYSIDE ASSOCIATES, LTD.                      56,000 Shares        80,000 Warrants      224,000 Shares      320,000 Warrants
                                              $4,200USD                                 $16,800USD

By:_______________________________
    Margareta Hedstrom,
    Authorized Signatory

ADDRESS:     Hunkins Waterfront Plaza
             P.O. Box 556
             Main Street,
             Nevis, West Indies

--------------------------------------------- -------------------- -------------------- ------------------- -------------------

               SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT (B)


         Please acknowledge your acceptance of the foregoing Securities Purchase Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                           RADIATE RESEARCH, INC.
                                           a Canadian Federal corporation



                                            By:_________________________________
                                               Name:
                                               Title:

                                            Dated: October _____, 2005


--------------------------------------------- -------------------- -------------------- ------------------- -------------------
SUBSCRIBER                                    INITIAL CLOSING      WARRANTS ISSUABLE    SECOND CLOSING      WARRANTS ISSUABLE
                                              SHARES (INITIAL      ON INITIAL CLOSING   SHARES (SECOND      ON SECOND CLOSING
                                              CLOSING PURCHASE     DATE                 CLOSING PURCHASE    DATE
                                              PRICE)                                    PRICE)
--------------------------------------------- -------------------- -------------------- ------------------- -------------------
MANILLO INVESTORS, LTD.                       56,000 Shares        80,000 Warrants      224,000 Shares      320,000 Warrants
                                              $4,200USD                                 $16,800USD

By:_______________________________
       Megan Agha, Authorized Signatory

ADDRESS: 37 Shepherd Street,
                  London. W1J 4LH.
                  United Kingdom

--------------------------------------------- -------------------- -------------------- ------------------- -------------------

               SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT (C)


         Please acknowledge your acceptance of the foregoing Securities Purchase Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                           RADIATE RESEARCH, INC.
                                           a Canadian Federal corporation



                                            By:______________________________
                                               Name:
                                               Title:

                                               Dated: October _____, 2005


--------------------------------------------- -------------------- -------------------- ------------------- -------------------
SUBSCRIBER                                    INITIAL CLOSING      WARRANTS ISSUABLE    SECOND CLOSING      WARRANTS ISSUABLE
                                              SHARES (INITIAL      ON INITIAL CLOSING   SHARES (SECOND      ON SECOND CLOSING
                                              CLOSING PURCHASE     DATE                 CLOSING PURCHASE    DATE
                                              PRICE)                                    PRICE)
--------------------------------------------- -------------------- -------------------- ------------------- -------------------
CASTLEGATE GROUP, LTD.                        56,000 Shares        80,000 Warrants      224,000 Shares      320,000 Warrants
                                              $4,200USD                                 $16,800USD

By:_______________________________
         Barry Taleghany,
         Authorized Signatory

ADDRESS:     Suite 4002a, Central Plaza
             18 Harbour Road
             Wanchai, Hong Kong

               SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT (D)


         Please acknowledge your acceptance of the foregoing Securities Purchase Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                           RADIATE RESEARCH, INC.
                                           a Canadian Federal corporation



                                            By:______________________________
                                               Name:
                                               Title:

                                               Dated: October _____, 2005


--------------------------------------------- -------------------- -------------------- ------------------- -------------------
SUBSCRIBER                                    INITIAL CLOSING      WARRANTS ISSUABLE    SECOND CLOSING      WARRANTS ISSUABLE
                                              SHARES (INITIAL      ON INITIAL CLOSING   SHARES (SECOND      ON SECOND CLOSING
                                              CLOSING PURCHASE     DATE                 CLOSING PURCHASE    DATE
                                              PRICE)                                    PRICE)
--------------------------------------------- -------------------- -------------------- ------------------- -------------------
KENSINGTON GROUP, LTD.                        56,000 Shares        80,000 Warrants      224,000 Shares      320,000 Warrants
                                              $4,200USD                                 $16,800USD

By:_______________________________
         James Loughran,
          Authorized Signatory

ADDRESS: 38 Hertford Street,
                  London. W1Y 7TG.
                  United Kingdom.

               SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT (E)


         Please acknowledge your acceptance of the foregoing Securities Purchase Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                           RADIATE RESEARCH, INC.
                                           a Canadian Federal corporation



                                            By:______________________________
                                               Name:
                                               Title:

                                               Dated: October _____, 2005


--------------------------------------------- -------------------- -------------------- ------------------- -------------------
SUBSCRIBER                                    INITIAL CLOSING      WARRANTS ISSUABLE    SECOND CLOSING      WARRANTS ISSUABLE
                                              SHARES (INITIAL      ON INITIAL CLOSING   SHARES (SECOND      ON SECOND CLOSING
                                              CLOSING PURCHASE     DATE                 CLOSING PURCHASE    DATE
                                              PRICE)                                    PRICE)
--------------------------------------------- -------------------- -------------------- ------------------- -------------------
TRUFELLO ASSOCIATES, LTD.                     56,000 Shares        80,000 Warrants      224,000 Shares      320,000 Warrants
                                              $4,200USD                                 $16,800USD

By:_______________________________
         Sophie Leacacos,
         Authorized Signatory

ADDRESS:     Hunkins Waterfront Plaza
             P.O. Box 556
             Main Street,
             Nevis, West Indies.

                         LIST OF EXHIBITS AND SCHEDULES



         Exhibit A                  Form of Warrant to Purchase 400,000 Shares

         Exhibit B                  Form of Warrant to Purchase 1,600,000 Shares

         Exhibit C                  Escrow Agreement

         Exhibit D                  Form of Legal Opinion

         Exhibit E                  Form of Public Announcement

         Schedule 3(d)              Additional Issuances

         Schedule 3(m)              Agreements Under Which the Company is in
                                    Possible Default

         Schedule 3(q)              Undisclosed Liabilities

         Schedule 3(s)              Capitalization

         Schedule 8                 Finder

         Schedule 9(e)              Use of Proceeds

         Schedule 11.1              Other Securities to be Registered

                                    EXHIBIT A

                   FORM OF WARRANT TO PURCHASE 400,000 SHARES

                                    EXHIBIT B

                  FORM OF WARRANT TO PURCHASE 1,600,000 SHARES

                                    EXHIBIT C

                         FORM OF FUNDS ESCROW AGREEMENT


         THIS FUNDS ESCROW AGREEMENT (this "Agreement") is made and entered into as of October ___, 2005 by and among RADIATE RESEARCH, INC., a Canadian Federal corporation (the "Company"); the investors whose signatures appear herein below, (collectively, the "Investor"); and SONFIELD & SONFIELD (the "Escrow Agent").

                                   BACKGROUND

         WHEREAS, the Company and the Investor have entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of the date hereof, pursuant to which the Investor will purchase the Company's Common Stock, no par value (the "Common Stock"), at a price per share equal to the Purchase Price, as that term is defined in the Securities Purchase Agreement, for an aggregate price of One Hundred Five Thousand U.S. Dollars ($105,000). The Securities Purchase Agreement provides that on each Closing Date, as that term is defined in the Securities Purchase Agreement and share purchase warrants ("Warrants"), the Investor shall deposit the Purchase Price in a segregated escrow account to be held by Escrow Agent and the Company shall deposit shares of the Company's Common Stock and Warrants, which shall be purchased by the Investor as set forth in the Securities Purchase Agreement, with the Escrow Agent, in order to effectuate a disbursement to or for the benefit of the Company of the Purchase Price by the Escrow Agent and a disbursement to the Investor of the shares of the Company's Common Stock and Warrants by Escrow Agent at the several closings to be held as set forth in the Securities Purchase Agreement (collectively, the "Closing").

         WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the funds and the shares of the Company's Common Stock and Warrants deposited with it in accordance with the terms of this Agreement.

         WHEREAS, in order to establish the escrow of funds and shares to effect the provisions of the Securities Purchase Agreement, the parties hereto have entered into this Agreement.

         NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

                  1. Definitions. Terms not defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement. The following terms shall have the following meanings when used herein:

                           "Escrow Funds" shall mean the Purchase Price funds
                  deposited with the Escrow Agent pursuant to this Agreement.

                  2. Appointment of and Acceptance by Escrow Agent.

                           a. The Investor and the Company hereby appoint Escrow
                  Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement.

                           b. The Investor and the Company hereby appoint the
                  Escrow Agent to serve as the holder of the shares of the Company's Common Stock and Warrants which shall be purchased by the Investor. The Escrow Agent hereby accepts such appointment and, upon receipt of the certificates representing of the shares of the Company's Common Stock and Warrants in accordance with Section 3 below, agrees to hold and disburse the shares of the Company's Common Stock and Warrants in accordance with this Agreement.

                           c. The Investor hereby acknowledges that the Escrow
                  Agent is counsel to the Company in connection with the transactions contemplated and referenced herein. The Investor agrees that in the event of any dispute arising in connection with this Escrow Agreement or otherwise in connection with any transaction or agreement contemplated and referenced herein, the Escrow Agent shall be permitted to continue to represent the Company and the Investor will not seek to disqualify such counsel.

                  3. Creation of Escrow Account.

                           a. On or prior to the date of this Agreement the
                  Escrow Agent has established an escrow account for the deposit of the Escrow Funds that may be commingled with other funds held in trust or escrow. The Investor will wire funds to the account of the Escrow Agent as follows:

                   BANK:                     Compass Bank
                   ROUTING #:                113010547
                   ACCOUNT #:                38994360
                   NAME ON ACCOUNT:          Sonfield & Sonfield Trust Account

                           b. The Company will deliver Shares of the Company's
                  Common Stock and Warrants to the Escrow Agent as follows:

                               Sonfield & Sonfield
                             770 South Post Oak Lane
                              Houston, Texas 77056
                       Attn: Robert L. Sonfield, Jr., Esq.

                  4. The Investor shall promptly deliver all monies for the payment of the Common Stock and Warrants to the Escrow Agent for deposit in the Escrow Account.

                  5. Disbursements from the Escrow Account.

                           At such time as Escrow Agent has the amount of the
                  Purchase Price for the Initial Closing or Second Closing and has received the Common Stock and Warrants certificates from the Company which are to be issued to the Investor pursuant to the Securities Purchase Agreement, the Escrow Agent shall pay out the amounts to the parties specified in Sections 8(b) and
                  (c) of the Securities Purchase Agreement and deliver the balance of the Escrow Funds to the Company. In disbursing such funds, Escrow Agent is authorized to rely upon written direction from the Company and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Investor that Escrow Agent already has on file. Simultaneous with delivery of the Escrow Funds, the Escrow Agent shall hold the shares of the Company's Common Stock and Warrants until the Investor directs the Escrow Agent to make disposition of the shares of Common Stock and Warrants. In releasing such shares of Common Stock and Warrants the Escrow Agent is authorized to rely upon written direction from the Investor and may accept any signatory from the Investor listed on the signature page to this Agreement and any signature the Escrow Agent has on file.

                           At such time as Escrow Agent has received a Notice of
                  Exercise covering the Warrants issued or issuable for the Initial or Second Closing and all prior Closings, the Escrow Agent shall deliver all certificates representing shares of Common Stock and Warrants, along with the Notice, or Notices, of Exercise, to the Company's Transfer Agent with instructions to issue the unrestricted shares of Common Stock and Warrants and deliver same to the Investor. Upon receipt of oral or written notice from the Transfer Agent that the shares of Common Stock and Warrants have been issued, the Escrow Agent shall wire the Escrow Funds to the Company.

                           In the event the Escrow Agent does not receive the
                  amount of the Purchase Price from the Investor or the shares of Common Stock and Warrants to be purchased by the Investor from the Company, the Escrow Agent shall notify the Company and the Investor.

                           In the event that the Escrow Agent has not received
                  the Common Stock and Warrants to be purchased by the Investor from the Company, in no event will the Escrow Funds be released to the Company until such shares are received by the Escrow Agent. For purposes of this Agreement, the term "Common Stock and Warrants certificates" shall mean Common Stock and Warrants certificates to be purchased pursuant to the Securities Purchase Agreement.

                  6. Deposit of Funds. The Escrow Agent is hereby authorized to deposit the wire transfer proceeds in the Escrow Account.

                  7. Suspension of Performance: Disbursement into Court. If at any time, there shall exist any dispute between the Company and the Investor with respect to holding or disposition of any portion of the Escrow Funds or the Common Stock and Warrants or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 9 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                           a. Suspend the performance of any of its obligations
                  (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); provided however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or

                           b. Petition (by means of an interpleader action or
                  any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.

                           c. Escrow Agent shall have no liability to the
                  Company, the Investor, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent.

                  8. Investment of Escrow Funds. The Escrow Agent shall deposit the Escrow Funds in a non-interest bearing money market account.

                  9. Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Investor and the Company identified in Sections 13a.(iv) and 13b.(iv), below, jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of US$10,000,000.00. Upon the acceptance in writing of any appointment of Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

                  10. Liability of Escrow Agent.

                           a. Escrow Agent shall have no liability or obligation
                  with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Agreement or the Securities Purchase Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Investor jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel and Escrow Agent is hereby authorized to pay such fees and expenses from funds held in escrow.

                           b. The Escrow Agent is hereby authorized, in its sole
                  discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

                  11. Indemnification of Escrow Agent. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor hereunder in writing, and the and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor and/or the Company shall be required to pay such fees and expense if (a) the Investor or the Company agree to pay such fees and expenses, or (b) the Investor and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding,
         (c) the Investor and the Company are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both Indemnified Party the Company and/or the Investor and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Investor. The Investor and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Investor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.

                  12. Expenses of Escrow Agent. Except as set forth in Section 11, the Company shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this Section shall be payable by the Company, upon demand by Escrow Agent. The obligations of the Company under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

                  13. Warranties.

                           a. The Investor makes the following representations
                  and warranties to Sonfield & Sonfield as the Escrow Agent and Company Counsel:

                                    i. The Investor has full power and authority
                           to execute and deliver this Agreement and to perform its obligations hereunder.

                                    ii. This Agreement has been duly approved by
                           all necessary action of the Investor, including any necessary approval of the limited partner of the Investor, has been executed by duly authorized officers of the Investor, enforceable in accordance with its terms.

                                    iii. The execution, delivery, and
                           performance of the Investor of this Agreement will not violate, conflict with, or cause a default under the agreement of limited partnership of the Investor, any applicable law or regulation, any court order or administrative ruling or degree to which the Investor is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

                                    iv. James Loughran, Esq. has been duly
                           appointed to act as the representative of the Investor hereunder and has full power and authority to execute, deliver, and perform this Agreement, to amend, modify or waive any provision of this Agreement and to take all other actions as the Investor's Representative under this Agreement, all without further consent or direction from, or notice to, the Investor or any other party.

                                    v. No party other than the parties hereto
                           have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                                    vi. All of the representations and
                           warranties of the Investor contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

                           b. The Company makes the following representations
and warranties to Escrow Agent and the Investor:

                                    i. The Company is a corporation duly
                           organized, validly existing, and in good standing under the Federal laws of the Canada, and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                                    ii. This Agreement has been duly approved by
                           all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.

                                    iii. The execution, delivery, and
                           performance by the Company of this Escrow Agreement is in accordance with the Securities Purchase Agreement and will not violate, conflict with, or cause a default under the articles of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

                                    iv. Micah Grinstead, Esq. has been duly
                           appointed to act as the representative of the Company hereunder and has full power and authority to execute, deliver, and perform this Agreement, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

                                    v. No party other than the parties hereto
                           shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                                    vi. All of the representations and
                           warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

                  14. Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the court in Houston, Texas shall have the sole and exclusive jurisdiction over any such proceeding. This court shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

                  15. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mail, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day delivery to any overnight courier, or when transmitted by facsimile transmission and addressed to the party to be notified as follows:

                  If to Investor, to:       The Address on the Signature
                                            Page to this Agreement

                  If to Escrow Agent, to:   Sonfield & Sonfield
                                            770 South Post Oak Lane
                                            Houston, Texas 77056
                                     Attention:  Robert L. Sonfield, Jr., Esq.
                                            Telephone (713) 877-8333
                                            Facsimile:  (713) 877-1547

                  If to Company, to:        Radiate Research, Inc.
                                            300 March Road, Suite 444
                                            Kanata, ON K2K 2E2
                                            CANADA
                                            Attn: Micah Grinstead, President
                                            Telephone (613) 599-9108
                                            Facsimile: (613) 599-8067

                  Or to such other address as each party may designate for itself by like notice.

                  16. Amendments or Waiver. This Agreement may be changed, waived, discharged or terminated only by a writing signed by the parties of the Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

                  17. Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  18. Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of Ontario, Canada without giving effect to the conflict of laws principles thereof.

                  19. Entire Agreement. This Agreement constitutes the entire Agreement between the parties relating to the holding, investment, and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

                  20. Binding Effect. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Investor, the Company, or the Escrow Agent.

                  21. Execution of Counterparts. This Agreement and any Joint Written Direction may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.

                  22. Termination. Upon the first to occur of the termination of the Securities Purchase Agreement dated the date hereof or the disbursement of all amounts in the Escrow Funds and Common Stock and Warrants into court pursuant to Section 7 hereof, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds or Common Stock and Warrants.

                    SIGNATURE PAGE TO FUNDS ESCROW AGREEMENT


         IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

         Please acknowledge your acceptance of the foregoing Funds Escrow Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

RADIATE RESEARCH, INC.



By:________________________________
     Micah Grinstead, President Chief Executive Officer


MANILLO INVESTORS, LTD.


By:______________________________________
       Megan Agha, Authorized Signatory

ADDRESS: 37 Shepherd Street,
                  London. W1J 4LH.
                  United Kingdom



BAYSIDE ASSOCIATES, LTD.


By:______________________________________
       Margareta Hedstrom, Authorized Signatory

ADDRESS: Hunkins Waterfront Plaza
                  P.O. Box 556
                  Main Street,
                  Nevis, West Indies


CASTLEGATE GROUP, LTD.


By:______________________________________
       Barry Taleghany, Authorized Signatory

ADDRESS: Suite 4002a, Central Plaza
                  18 Harbour Road
                  Wanchai, Hong Kong


KENSINGTON GROUP, LTD.


By:______________________________________
       James Loughran, Authorized Signatory

ADDRESS: 38 Hertford Street,
                  London. W1Y 7TG.
                  United Kingdom.


TRUFELLO ASSOCIATES, LTD.


By:______________________________________
       Sophie Leacacos, Authorized Signatory

ADDRESS: Hunkins Waterfront Plaza
                  P.O. Box 556
                  Main Street,
                  Nevis, West Indies.


SONFIELD & SONFIELD
Escrow Agent


By:
   -----------------------------------------
      Robert L. Sonfield, Jr., Managing Director

                                    EXHIBIT D

                              FORM OF LEGAL OPINION

                              SONFIELD & SONFIELD
                       770 South Post Oak Lane, Suite 435
                              Houston, Texas 77056
                               Tel: 713-877-8333
                               Fax: 713-877-1547

                            Robert L. Sonfield, Jr.
                               Managing Director
                              robert@sonfield.com
                                www.sonfield.com

October ___, 2005

Kensington Group, Ltd.
38 Hertford Street,
London. W1Y 7TG.
United Kingdom.

Ladies and Gentlemen:

         We are counsel for Radiate Research, Inc., a Federal Canadian corporation (the "Company"), in connection with the preparation of the Securities Purchase Agreement (the "Purchase Agreement") as to which this opinion is a part. This opinion is furnished to you pursuant to Section 6 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

         The Purchase Agreement relates to the purchase of common stock of the Company ("Common Stock") and share purchase warrants ("Warrants") in the form attached to the Purchase Agreement as Exhibit "A," and Exhibit "B" respectively, (together with any Common Stock issued upon exercise of the Warrants, upon the terms and subject to the limitations and conditions set forth in the Amended and Restated Articles of Incorporation attached to the Purchase Agreement as Exhibit "A." The Common Stock, Warrants and Common Stock issuable upon exercise of the Warrants are collectively referred to herein as "Securities"

         In connection with rendering our opinion as set forth below, we have reviewed and examined originals or copies of the following documents:

                  (a) The Purchase Agreement;

                  (b) The Warrants;

                  (c) Resolutions of the Board of Directors of the Company authorizing the execution and delivery of the Purchase Agreement and the Securities; and

                  (d) The Funds Escrow Agreement.

         The Purchase Agreement, Funds Escrow Agreement and the Purchase Agreement are herein referred to collectively as the "Transaction Agreements." We have also examined and considered such corporate records, certificates, and other statements of corporate officers of the Company and matters of law as we have deemed appropriate as a basis for our opinions set forth below.

         The opinions expressed herein are subject to the following assumptions, limitations, qualification, and exceptions:

                  (a) We have assumed the genuineness of all signatures, the authenticity of all Transaction Agreements submitted to us as originals, the conformity with originals of all Transaction Agreements submitted to us as copies, the authenticity of certificates of public officials, and the due authorization, execution, and delivery of all Transaction Agreements (except the due authorization, execution, and delivery by the Company of the Transaction Agreements).

                  (b) In examining agreements (including the Transaction Agreements) executed by parties other than the Company (the "Other Parties"), we have assumed that each Other Party has the legal right, capacity, and power to enter into, enforce and perform all of its obligations under such agreements. Furthermore, we have assumed the due authorization by each of the Other Parties of all requisite action and the due execution and delivery of such agreements by each of the Other Parties, and that such agreements are valid and binding upon each of the Other Parties and are enforceable against each Other Party in accordance with their terms.

                  (c) As to our opinion regarding the valid existence and good standing of the Company, we have relied solely upon a certificate of good standing from the law firm of Marlay & Ford, LLP, the Company's Canadian counsel, and certificates of officers of the Company.

         For purposes of factual matters relevant to the opinions expressed herein, we have relied on (to the extent we have deemed necessary) (a) the representations and warranties of the Company contained in the Transaction Agreements and (b) certificates of public officials and the Company's transfer agent and statements and certificates of the officers of the Company. Wherever any statement herein with respect to the existence or absence of facts is qualified by the phrase "to our knowledge" or similar phrase, it is intended to indicate that after a review of (i) the representations and warranties of the Company contained in the Transaction Agreements, (ii) certificates of public officials and the Company's transfer agent and statements and certificates of the officers of the Company, (iii) the Resolutions of the Board of Directors, and (iv) the Material Agreements, during the course of our representation of the Company through the date hereof, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys in this firm who have represented the Company in connection with the Transaction Agreements and the transaction contemplated thereby. Except to the extent expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or our rendering of the opinion set forth below.

         Based upon the foregoing and subject to the assumptions, limitations, qualifications, and exceptions stated herein, we are of the opinion that as of the date hereof:

                  (a) The Company is a corporation validly existing and in good standing under the Canada Business Corporations Act, and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification necessary and in which the failure to so qualify would have a material adverse effect on the business, operations, financial condition, or results of operations of the Company taken as a whole (a "Material Adverse Effect").

                  (b) (i)The Company has the requisite corporate power and authority to execute, deliver, and perform the Transaction Agreements;
         (ii) the execution and delivery of the Transaction Agreements by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company's Board of Directors;
         (iii) the Transaction Agreements have been duly executed and delivered by the Company; and (iv) the Transaction Agreements constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms except to the extent that enforcement is limited by applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting creditors' rights and remedies generally and except as may be limited by the exercise of judicial discretion in applying general principles of equity, including specific performance, (regardless whether the Purchase Agreement is considered in a proceeding in equity or at law).

                  (c) Assuming Purchaser's representations, warranties, and covenants set forth in the Transaction Agreements are true and correct, the Common Stock and the shares of Common Stock issuable upon its conversion may be issued to you without registration under the U.S. 1933 Act, the securities laws of any state of the United States, or the Trust Indenture Act of 1939.

                  (d) The execution, delivery, and performance by the Company of the Transaction Agreements, the consummation by the Company of the transactions contemplated thereby and compliance by the Company with the terms thereof does not (a) violate, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under (i) the Certificate of Incorporation or Bylaws of the Company, (ii) the Material Agreements, or (b) result, in any violation of any law, applicable to the Company that in our experience normally is applicable to transactions of the type contemplated by the Transaction Agreements, or any judgments, orders and decrees of which we are aware.

                  (e) To our knowledge, there is no action, suit, proceeding, inquiry, or investigation before or by any court, public board or body, or any governmental agency or self-regulatory organization pending or threatened against or affecting the Company.

                  (f) We are members of the Bar of the State of Texas. The opinions herein are limited to the federal laws of the United States, and we express no opinion as to the effect of the matters covered by this opinion of the laws of any other jurisdiction.

         This opinion is furnished as of the date hereof and we assume no obligation to update this Opinion or to advise you of any events, circumstances, or developments that occur or are otherwise brought to our attention subsequent to the date hereof. This opinion is furnished to you solely for your benefit in connection with the transactions contemplated by the Transaction Agreements and may not be used, circulated, quoted, or otherwise referred to, or relied upon, by any other person (other than the Affiliates (as defined below) of the addressee of this opinion who shall upon a transfer of the Common Stock to such Affiliate be entitled to rely on this opinion as if they were the addressee hereof) or for any other purpose without our express prior written consent. Except, however, this Opinion may be relied upon by the transfer agent of any of the Company's securities for the purpose of issuing certificates representing Common Stock, Warrants and Common Stock issuable upon exercise of the Warrants. This opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters. As used in this opinion, the term "Affiliate" means with respect to any person or any entity which controls, is controlled by, or is under common control with, such person. The term "control" means the power, directly or indirectly, including through contract, to direct investment decisions including the acquisition, disposition, and voting of securities. We hereby consent to the inclusion of this opinion as an Exhibit to the Purchase Agreement.

Very truly yours,



Sonfield & Sonfield

                                    EXHIBIT E

                           FORM OF PUBLIC ANNOUNCEMENT

                                  SCHEDULE 3(d)

                              ADDITIONAL ISSUANCES

                                  SCHEDULE 3(m)

           AGREEMENTS UNDER WHICH THE COMPANY IS IN POSSSIBLE DEFAULT

                                  SCHEDULE 3(q)

                             UNDISCLOSED LIABILITIES

                                  SCHEDULE 3(s)

                                 CAPITALIZATION

                                   SCHEDULE 8

                                     FINDER



                                      None

                                  SCHEDULE 9(e)

                                 USE OF PROCEEDS

                                  SCHEDULE 11.1

                        OTHER SECURITIES TO BE REGISTERED